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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): July 17, 2008

                                  TENNECO INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                 1-12387                76-0515284
(State or other jurisdiction of    (Commission          (I.R.S. Employer of
 incorporation or organization)   File Number)   Incorporation Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                             60045
  (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS

On July 17, 2008, Tenneco Inc. announced that Neal Yanos, senior vice president and general manager, North America original equipment ride control and aftermarket, has been promoted to executive vice president, North America. In this newly created position, Mr. Yanos will be responsible for all Tenneco business units in North America--the original equipment emission control, original equipment ride control and the aftermarket businesses. The promotion is effective immediately. Mr. Yanos will continue to report to Gregg Sherrill, chairman and CEO, Tenneco.

Brent Bauer, senior vice president and general manager, North America original equipment emission control, will report to Mr. Yanos. In addition, Kevin Swint has been promoted to vice president and general manager, North America original equipment ride control and Joseph Pomaranski has been promoted to vice president, North America aftermarket. Messrs. Swint and Pomaranski will report to Mr. Yanos.

A copy of the company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

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
Exhibit No.   Description
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
99.1          Press release issued July 17, 2008
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TENNECO INC.


Date: July 17, 2008                     By: /s/ David A. Wardell
                                            --------------------------------
                                            David A. Wardell
                                            Senior Vice President, General
                                            Counsel and Corporate Secretary